UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2016

THE PRICELINE GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 299-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  Entry into a Material Definitive Agreement.

On May 23, 2016, The Priceline Group Inc. (the “Company”) executed an Officers’ Certificate (the “Officers’ Certificate”), in accordance with Sections 2.02 and 10.04 of the Indenture dated September 23, 2014 (the “Base Indenture”, and together with the Officers’ Certificate, the “Indenture”) between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), in connection with the sale of $1,000,000,000 aggregate principal amount of the Company’s 3.600% Senior Notes due 2026 (the “Senior Notes”).  The Senior Notes will mature on June 1, 2026, unless earlier redeemed or repurchased.  The Senior Notes are the Company’s general senior unsecured obligations and rank equally with the Company’s other senior unsecured obligations.

The Company will pay interest on the Senior Notes at an annual rate of 3.600% payable on June 1 and December 1 of each year, beginning December 1, 2016.

Prior to March 1, 2026, the date that is three months prior to the maturity date of the Senior Notes (the “Par Call Date”), the Company may redeem some or all of the Senior Notes at a redemption price equal to 100% of their principal amount plus accrued and unpaid interest, if any, plus a specified “make-whole” premium.  The Company may also redeem some or all of the Senior Notes on or after the Par Call Date at 100% of the principal amount of the Senior Notes, plus accrued and unpaid interest, if any.

The Indenture contains customary events of default with respect to the Senior Notes, including failure to make required payments, failure to comply with certain agreements or covenants, and certain events of bankruptcy and insolvency.  Events of default under the Indenture arising from certain events of bankruptcy or insolvency will automatically cause the acceleration of the amounts due under the Senior Notes.  If any other event of default under the Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Senior Notes may declare the acceleration of the amounts due under the Senior Notes.

The foregoing description of the Senior Notes is qualified in its entirety by reference to the full text of the Base Indenture, which was previously filed as Exhibit 4.1 to our Current Report on Form 8-K dated November 20, 2015, the Form of Senior Note, which is filed as Exhibit 4.1 hereto, and the Officers’ Certificate, which is filed as Exhibit 4.2 hereto, each of which is incorporated herein by reference.

ITEM 8.01 — OTHER EVENTS

On May 18, 2016, The Priceline Group Inc. entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule II thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $1,000,000,000 aggregate principal amount of Senior Notes in a registered public offering (the “Offering”). The Offering was consummated pursuant to the Company’s shelf registration statement on Form S-3 (Registration File No. 333-198515), as amended by Post-Effective Amendment No. 1 thereto filed with the Securities and Exchange Commission on September 8, 2014 (as so amended, the “Registration Statement”).  For a complete description of the terms and conditions of the Underwriting Agreement, please refer to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

The Opinion of Cravath, Swaine & Moore LLP with respect to the validity of the Senior Notes is filed as Exhibit 5.1 hereto, and is incorporated herein by reference.

This Current Report on Form 8-K and the exhibits hereto are incorporated by reference into the Registration Statement.

ITEM 9.01.                               FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 The following exhibits are filed as a part of this Report.

Exhibit No.	Description
1.1

Underwriting Agreement, dated May 18, 2016, among The Priceline Group Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule II thereto.

4.1	Form of 3.600% Senior Note due 2026.

4.2	Officers’ Certificate, dated May 23, 2016, with respect to the 3.600% Senior Notes due 2026 issued pursuant to the Base Indenture.

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to the Senior Notes.

23.1	Consent of Cravath, Swaine & Moore LLP (included as part of Exhibit 5.1 to this Current Report).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRICELINE GROUP INC.

	By:	/s/ Peter J. Millones
	Name:	Peter J. Millones
	Title:	Executive Vice President, General Counsel and Secretary
Date: May 23, 2016

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement, dated May 18, 2016, among The Priceline Group Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule II thereto.

4.1	Form of 3.600% Senior Note due 2026.

4.2	Officers’ Certificate, dated May 23, 2016, with respect to the 3.600% Senior Notes due 2026 issued pursuant to the Base Indenture.

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to the Senior Notes.

23.1	Consent of Cravath, Swaine & Moore LLP (included as part of Exhibit 5.1 to this Current Report).